UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2007

APAC Customer Services, Inc.
 (Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Parkway North, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-374-4980

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 23, 2007, and from time to time thereafter, members of the Company’s management will meet with analysts, investors and prospective investors. A copy of the presentation to be made by the Company to such analysts, investors and prospective investors is attached hereto as Exhibit 99.1 and incorporated in this filing in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Conference Presentation, dated May 23, 2007 and June 5-13, 2007.

The information included in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

May 22, 2007

By: George H. Hepburn III
Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Conference Presentation, dated May 23, 2007 and June 5-13, 2007.